                                 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]   Filed by a Party other than the Registrant

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                              The Pillar Funds
                    ------------------------------------
             (Exact name of registrant as specified in its charter)
  ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 filing fee paid previously with the preliminary filing.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: /1/
                                               -

          ----------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

      5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     3)  Filing Party:

         -----------------------------------------------------------------------

     4)  Date Filed:

         ----------------------------------------------------------------------

----------------------------

/1/  Set forth the amount on which the filing fee is calculated and state how it
 -
was determined.

                       IMPORTANT SHAREHOLDER INFORMATION


                                The Pillar Funds

               The document you hold in your hands contains your proxy statement and proxy cards(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Trust. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

               We urge you to spend a few minutes with the proxy statement, fill out your proxy card(s), and return it to us. Voting your proxy, and doing so promptly, enables the Trust to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, the Trust may bear the expense of follow-up solicitations.

               Please take a few moments to exercise your right to vote. Thank you.

                                THE PILLAR FUNDS


Dear Shareholder,

     The attached proxy statement solicits your vote as a Shareholder of The Pillar Funds (the "Trust") on three important proposals being recommended by the Board of Trustees. Even if you are not currently a Shareholder of the Trust, you are still eligible to vote. Votes are solicited from Shareholders of record as of January 25, 1996.

     A Special Meeting of the Shareholders of The Pillar Funds has been scheduled for March 1, 1996. While you are, of course, welcome to join us at the meeting, most Shareholders cast their vote by filling out and signing the proxy card(s) that accompanies the attached proxy statement.

     The attached proxy statement is designed to give you further information relating to the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

     1. To consider and act upon a proposal to approve a new Investment Advisory Agreement between United Jersey Bank ("UJB") and the Trust with respect to all Funds, other than the International Growth Fund.

     2. To consider and act upon a proposal to approve a new Investment Advisory Agreement between UJB and the Trust with respect to the International Growth Fund.

     3. To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement among UJB, Wellington Management Company and the Trust with respect to the International Growth Fund.


     Your vote is important to us. Please mark, sign, and date the enclosed proxy card(s) and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposals please call 1-800-932-7782. Thank you for taking the time to consider these important proposals and for your investment in The Pillar Funds.



                    Sincerely,



                    David G. Lee
                    President and Chief Executive Officer
                    The Pillar Funds

                               THE PILLAR FUNDS
                           680 EAST SWEDESFORD ROAD
                               WAYNE, PA  19087

                   Notice of Special Meeting of Shareholders
                                 March 1, 1996


Notice is hereby given that a Special Meeting of Shareholders of The Pillar Funds (the "Trust"), will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087, on March 1, 1996 at 3:30 p.m., Eastern time.

At the Meeting, Shareholders of the Trust will be asked to consider and act upon proposed new investment advisory and investment sub-advisory agreements with the Trust's current advisor United Jersey Bank ("UJB") and the current sub-advisor to the International Growth Fund, Wellington Management Company ("WMC"). As described in the proxy statement, approval of the new investment advisory agreements and investment sub-advisory agreement is appropriate for technical legal reasons related to the proposed merger between UJB's parent, UJB Financial Corp., and The Summit Bancorporation. It is contemplated that, in connection with this merger, UJB will be renamed "Summit Bank." This name change has no effect on the proposed new agreements. The enclosed proxy card(s) permits Shareholders of each Fund to vote either for or against the new advisory agreements with UJB and, in the case of the International Growth Fund, allows Shareholders to vote for or against both Proposals separately. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

     1. To approve the selection of UJB either under its current name or under the new name of "Summit Bank," as investment advisor to all Funds, other than the International Growth Fund, and to approve a new Investment Advisory Agreement between the Trust and UJB.

     2. To approve the selection of UJB either under its current name or under the new name of "Summit Bank," as investment advisor to the International Growth Fund, and to approve a new Investment Advisory Agreement between the Trust, on behalf of the International Growth Fund, and UJB.

     3. To approve the selection of WMC as the sub-advisor to the International Growth Fund, and to approve a new Investment Sub-Advisory Agreement among UJB, either under its current name or under the new name of "Summit Bank," WMC and the Trust relating to this Fund.

     The proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

                    By Order of the Board of Trustees


                    Richard W. Grant, Secretary

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and the maximum number of shares may be voted.

     Shareholders of record at the close of business on January 25, 1996, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

March 1, 1996

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD(S). A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD(S) AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD(S) AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                THE PILLAR FUNDS
                            680 EAST SWEDESFORD ROAD
                                WAYNE, PA  19087

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Pillar Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust to be held on March 1, 1996 at 3:30 p.m. Eastern time at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Trust of record at the close of business on January 25, 1996 (the "Shareholders") are entitled to vote at the Meeting. The table below sets forth the approximate number of units of beneficial interest ("shares") issued and outstanding for each Fund:

                                                  Shares Outstanding
Fund                                            As of January 25, 1996
----                                            ----------------------
U.S. Treasury Securities Money Market Fund
     Class A                                       380,695,879.600
     Class B                                       3,325,943.970
Prime Obligation Money Market Fund
     Class A                                       306,323,573.730
     Class B                                       7,907,177.430
Tax-Exempt Money Market Fund
     Class A                                       65,029,386.570
     Class B                                       3,477,267.090
Short-Term Money Market Fund
     Class A                                       3,078,653.000
     Class B                                       205,940.690
Fixed Income Fund
     Class A                                       10,877,218.170
     Class B                                       571,904.624
New Jersey Municipal Securities Fund
     Class A                                       2,540,856.436
     Class B                                       2,380,850.461
Intermediate-Term Government Securities Fund
     Class A                                       2,875,878.539
     Class B                                       354,435.589
Equity Value Fund
     Class A                                       6,630,868.521
     Class B                                       611,837.059
Equity Income Fund
     Class A                                       3,422,105.048
     Class B                                       772,727.357
Mid Cap Value Fund
     Class A                                       3,430,682.641
     Class B                                       446,092.791
Balanced Growth Fund
     Class A                                       2,769,747.182
     Class B                                       704,391.820

Pennsylvania Municipal Securities Fund
     Class A                                       334,795.898
     Class B                                       26,345.767
GNMA Fund
     Class A                                       877,732.683
     Class B                                       177,255.668
U.S. Treasury Securities Plus Money Market Fund
     Class A                                       73,571,027.490
International Growth Fund
     Class A                                       962,204.734
     Class B                                       63,784.188



     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting.

     In addition to the solicitation of proxies by mail, (i) Trustees and officers of the Trust and officers and employees of SEI Financial Management Corporation, the Trust's administrator, located at 680 East Swedesford Road, Wayne, PA 19087, (ii) the officers and employees of the United Jersey Bank, the Trust's investment advisor, located at 210 Main Street, Hackensack, NJ 07601, or (iii) third parties hired for the purpose may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by UJB. The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about February 9, 1996.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, PA 19087, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

     The Trust will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 1994, its unaudited semi-annual report for the six-month period ended June 30, 1995 and, when available, its annual report for its fiscal year ended December 31, 1995 to any Shareholder requesting such report(s). Request for such report(s) should be made in writing to The Pillar Funds, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-932-7782.


                                 INTRODUCTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. This Meeting is a special meeting and is being called in order to permit the Shareholders of the Trust to vote on the approval of new investment advisory agreements with the current advisor and to permit the Shareholders of the International Growth Fund to vote on a new sub-advisory agreement with its current sub-advisor. These new agreements are considered appropriate because consummation of the merger transactions involving the Trust's advisor and its parent that are described below might be deemed under the Investment Company Act of 1940 (the "1940 Act") to cause termination of the current advisory and the sub-advisory agreements.

     This Proxy Statement solicits votes on proposals affecting more than one Fund as set forth below. Shareholders may vote only on those proposals affecting the Fund(s) of which they are Shareholders. The table below sets forth the specifics of each proposal and indicates the Fund(s) affected by each:


                                   PROPOSALS

 ===============================================================================
           Proposal                                   Fund
--------------------------------------------------------------------------------

1.  To approve the               All Funds, except the International Growth Fund
    continuation of
    United Jersey Bank,
    either under its
    current name or under
    the new name of "Summit
    Bank," as investment
    advisor to all Funds,
    other than the
    International Growth
    Fund, and to approve the
    new Investment Advisory
    Agreement between the
    Trust and the Bank that
    is Attachment A to
    this proxy statement.
-------------------------------------------------------------------------------
2.  To approve the               International Growth Fund
    continuation of
    United Jersey Bank,
    either under its
    current name or under
    the new name of "Summit
    Bank," as investment
    advisor to the
    International Growth Fund
    and to approve the new
    Investment Advisory
    Agreement between the
    Trust and the Bank that
    is Attachment B to this
    proxy statement.
===============================================================================


-------------------------------------------------------------------------------
3.  To approve the               International Growth Fund
    continuation of
    Wellington Management
    Company as sub-advisor
    to the International
    Growth Fund and to
    approve the new Investment
    Sub-Advisory Agreement
    among United Jersey Bank,
    either under its current
    name or under the new
    name of "Summit Bank,"
    Wellington Management
    Company and the Trust
    relating to the
    International Growth Fund
    that is Attachment C to
    this proxy statement.
================================================================================

The Proposed Transaction

     The Trust's investment advisor is United Jersey Bank ("UJB") through its United Jersey Bank Investment Management Division. UJB is a wholly-owned subsidiary of UJB Financial Corp. ("Financial Corp."), a New Jersey corporation and a registered bank holding company.

     On September 11, 1995, Financial Corp. announced the signing of a definitive agreement to merge (the "Merger") with The Summit Bancorporation ("Summit"). On January 12, 1996, Shareholders of both Financial Corp. and Summit approved an Agreement and Plan of Merger (the "Merger Agreement") under which Summit would be merged with and into Financial Corp. Financial Corp. expects that regulatory approvals will be received and that the merger will be consummated before the end of March, 1996.

     At the effective time of the Merger, Summit will be merged with and into Financial Corp. and the name of Financial Corp. will be changed to "Summit Bancorp." In the Merger Agreement, Financial Corp. has agreed to merge Summit Bank, a wholly-owned New Jersey chartered bank subsidiary of Summit with and into UJB under the name "Summit Bank" as soon as reasonably practicable.

     At the effective time of the Merger, each outstanding share of Summit common stock, other than shares beneficially owned by Financial Corp. or a subsidiary (other than shares of Summit common stock held in a fiduciary capacity or as a result of debts previously contracted, if any, and treasury shares of Summit) will be converted into and represent the right to receive full shares of Financial Corp. common stock, and cash in lieu of any fractional shares resulting from the conversion, based on the exchange ratio of 0.90 shares of Financial Corp. common stock for each share of Summit common stock, subject to anti-dilution adjustment in the event of changes in the capitalization of Financial Corp. In order to effectuate the Merger, Financial Corp. will issue up to 35,820,273 shares of common stock. As of September 30, 1995 there were 57,581,872 shares of Financial Corp. common stock outstanding.

     As required by the 1940 Act, the Investment Advisory Agreements between UJB and the Trust (the "Existing Investment Advisory Agreement") terminate automatically upon their "assignment". The definition of an assignment in the 1940 Act includes any transfer of a controlling block of voting securities of the advisor. The 1940 Act also provides that any owner of more than 25% of the voting securities of a company is presumed to control that company. Since the Financial Corp. common stock issued in connection with the Merger will constitute more than 25% of the total number of shares of Financial Corp. outstanding after the Merger, the foregoing transactions could be deemed to constitute an assignment of the Existing Investment Advisory Agreements. UJB and the Trust believe that the Merger should not be treated as constituting an assignment. Nevertheless, Shareholders of the Trust are being asked to approve new investment advisory agreements (each, a "New Investment Advisory Agreement") to take effect at the time of the Merger and obviate any potential claim that the Existing Investment Advisory Agreements will be terminated by the Merger. Each New Investment Advisory Agreement will be dated the later of (i) the date of approval of the New Investment Advisory Agreement or (ii) the date of consummation of the Merger.

     Wellington Management Company ("WMC") acts as sub-advisor to the International Growth Fund. The Investment Sub-Advisory Agreement among UJB, WMC and the Trust (the "Existing Investment Sub-Advisory Agreement") terminates automatically upon termination of UJB's advisory agreement with the Trust. Accordingly, approval of a new sub-advisory agreement ("New Investment Sub-Advisory Agreement") among UJB, WMC and the Trust is also being requested.

     The proposals set forth in this Proxy Statement relate to the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement. The terms of the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement are not different in any material way from those of the Existing Investment Advisory Agreements and Existing Investment Sub-Advisory Agreement with respect to duties, fees and the standard of care, except that the new agreements will provide that the current advisor and sub-advisor may, if they continue to serve in those capacities during any period between the Merger and approval of new agreements, receive as compensation under the new agreements an amount equal to the fees they would normally receive during such period pursuant to the Existing Investment Advisory or Sub-Advisory Agreements. This provision assures that UJB and WMC will be compensated for their services during such period even if it should be determined that an assignment of the Existing Investment Advisory Agreements occurred. Providing for such compensation should not have any material impact on the net asset value per share or expense ratio of any of the Funds because the Funds will continue to accrue for advisory fees at the current rate during any such period.


Trustees' Considerations Regarding the Proposed Transaction and the New
Agreements

     Consummation of the Merger is subject to satisfaction of certain conditions, including the receipt of all necessary regulatory approvals. The Merger may be abandoned at any time prior to the closing date by the mutual consent of the parties or upon the occurrence of other events specified in the Merger Agreement.

     If the Merger is not completed, the Existing Investment Advisory Agreements and the Existing Sub-Investment Advisory Agreement will remain in effect. In the event the Merger is consummated and the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement are not approved, the Board of Trustees will consider what further action should be taken.

     As noted, the Merger may be deemed to result in an assignment of the Existing Investment Advisory Agreements. Moreover, Financial Corp., the parent of UJB, may, as a result of the Merger with Summit, be deemed to have received a benefit in connection with such assignment. The 1940 Act expressly permits the receipt by an investment advisor or its affiliates of a benefit in connection with assignment of an advisory agreement with an investment company so long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden", as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the advisor within the meaning of the 1940 Act.

     None of the current members of the Board of Trustees of the Trust and none of the nominees proposed for election to the Board of Trustees at the special meeting of Trust Shareholders scheduled for February 9, 1996 is an interested person of UJB. Additionally, the Board of Trustees of the Trust has received assurance from UJB that no "unfair burden" will be imposed on the Funds as a result of the Merger. After careful review and consideration, the Trust's Board of Trustees has concluded that the Merger will provide significant value to the Trust and its Shareholders and will enable the Trust to participate in the expanded opportunities for growth that the Merger will make possible.

     The Trustees of the Trust reviewed and unanimously approved the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement, subject to Shareholder approval, in person at a meeting held on January 22, 1996 and have directed that they be submitted to the Shareholders of the Trust (Shareholders of the International Growth Fund only in the case of the New Investment Sub-Advisory Agreement) for their approval. The Board of Trustees believes that the terms of the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement are fair to, and in the best interest of, the Trust, the Funds, and the Shareholders. The Board of Trustees, including all of the non-interested Trustees, recommends approval by Shareholders of the New Investment Advisory Agreements between UJB and the Trust, and the New Investment Sub-Advisory Agreement between UJB and WMC.

     In making this recommendation, the Trustees carefully evaluated the experience of UJB's and WMC's key personnel, the quality of services UJB and WMC are expected to provide to the Funds, and a number of related factors, including: (1) the performance of the Funds since commencement of operations;
(2) the nature of the services expected to be rendered to the Funds by UJB and WMC; (3) the distinct investment objectives and policies of the Funds; (4) the compensation payable to UJB by the Funds under the New Investment Advisory Agreements and payable by UJB to WMC under the New Investment Sub-Advisory Agreement; (5) the terms of the Existing Investment Advisory Agreements and the Existing Investment Sub-Advisory Agreement; (6) the history, reputation, qualification and background of UJB and WMC, as well as the qualifications of their personnel and their respective financial conditions; (7) the commitment of UJB to pay or reimburse the Trust for the expenses of the Trust incurred in connection with the proposed transaction; (8) the benefits expected to be realized as a result of the combination of UJB and Summit Bank; and (9) other factors deemed relevant.

     It is expected that, following the Merger, there will be no dilution in the scope and quality of advisory and sub-advisory services provided to the Funds and there will be no disruption of advisory services provided to the Funds. The Trustees, including all members of the Board of Trustees who are not interested persons of the Trust, UJB, or WMC have concluded that UJB and WMC will be fully capable of performing the services contemplated by the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement, and have recommended that the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement be approved by the Shareholders of the Funds.

PROPOSAL 1:  APPROVAL OF THE SELECTION OF UJB AS INVESTMENT ADVISOR TO EACH FUND
             OF THE TRUST, OTHER THAN THE INTERNATIONAL GROWTH FUND, AND APPROVAL OF THE RELATED NEW INVESTMENT ADVISORY AGREEMENT
             BETWEEN THE TRUST AND UJB.

     The Board of Trustees is recommending that Shareholders of the Funds approve the selection of UJB to serve as investment advisor to the Funds after the Merger, and approve the New Investment Advisory Agreement between The Trust, with respect to each Fund other than the International Growth Fund, and UJB. Other than the contemplated change in the name of the advisor from UJB to Summit Bank, the provision assuring continuity of compensation and the effective and termination dates, there are no material differences between the Existing and New Investment Advisory Agreements for the Funds. The Trustees believe that approval of the New Investment Advisory Agreement with UJB will provide the Funds with continuity of investment management services, and is in the best interest of Shareholders.

Description of the Existing and New Investment Advisory Agreements

     UJB currently serves as the advisor to each of the Funds other than the International Growth Fund pursuant to the Existing Investment Advisory Agreement between the Trust and UJB dated February 28, 1992. Under the

Existing Investment Advisory Agreement, UJB makes the day-to-day investment decisions for the assets of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Existing Investment Advisory Agreement was approved by the initial shareholders of the Trust on February 22, 1992. The form of the New Investment Advisory Agreement between the Trust and UJB is attached to this Proxy Statement as Attachment A and the description of the New Investment Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Attachment A.

     Under the Existing Investment Advisory Agreement, UJB shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its obligations under the Agreement or a loss resulting from UJB's wilful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Agreement except as otherwise provided by state law that may not be waived or altered contractually. UJB will be subject to the same standard of care under the New Investment Advisory Agreement.

     The continuance of the Existing Investment Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Existing Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trust on not less than 30 days' nor more than 60 days' written notice, or by UJB on 90 days' written notice to the Trust. The New Investment Advisory Agreement's approval and termination provisions are identical to the those of the Existing Investment Advisory Agreement.

     UJB is entitled to a fee, which is calculated and paid monthly, based on an annual percentage of net assets of the respective Funds as follows: U.S. Treasury Securities Money Market Fund, .35%; Prime Obligation Money Market Fund,
 .35%; Tax-Exempt Money Market Fund, .35%; Short-Term Investment Fund, .60%; Fixed Income Fund, .60%; Intermediate-Term Government Securities Fund, .60%; New Jersey Municipal Securities Fund, .60%; Equity Value Fund, .75%; Equity Income Fund, .75%; Mid Cap Value Fund, .75%; Balanced Growth Fund, .75%; Pennsylvania Municipal Securities Fund .60%; GNMA Fund .60% and U.S. Treasury Securities Plus Money Market Fund .15%. UJB will be entitled to receive the same fees under the New Investment Advisory Agreement, except that, if UJB continues to provide investment advisory services during any period between the Merger and entry into the New Investment Advisory Agreement, UJB will be entitled to receive its normal fee, even if the Merger is determined to have caused termination of the Existing Investment Advisory Agreement. This provision should not have any material impact on the net asset value per share or expense ratio of any of the Funds because the Funds will continue to accrue for advisory fees at the current rate during any period between the Merger and entry into the New Investment Advisory Agreement.


     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.
                                                       ---


PROPOSAL 2:  APPROVAL OF THE SELECTION OF UJB AS INVESTMENT ADVISOR TO THE
             INTERNATIONAL GROWTH FUND OF THE TRUST AND APPROVAL OF THE RELATED NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND UJB.

     The Board of Trustees is recommending that Shareholders of the International Growth Fund approve the selection of UJB to serve as investment advisor to the International Growth Fund after the Merger, and approve the New Investment Advisory Agreement between The Trust, with respect to the International Growth Fund, and UJB. Other than the contemplated change in the name of the advisor from UJB to Summit Bank, the provision assuring continuity of compensation and the effective and termination dates, there are no material differences between the Existing and New Investment Advisory Agreements for the Fund. The Trustees believe that approval of the New

Investment Advisory Agreement with UJB will provide the Fund with continuity of investment management services, and is in the best interest of Shareholders.

Description of the Existing Investment Advisory Agreement Between the Trust and UJB and the New Investment Advisory Agreement Between the Trust and UJB

     UJB currently serves as the advisor to the International Growth Fund pursuant to the Existing Investment Advisory Agreement between the Trust and UJB dated April 28, 1995. Under the Existing Investment Advisory Agreement, UJB makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Existing Investment Advisory Agreement was approved by the initial shareholder of the Fund on April 27, 1995. The form of the New Investment Advisory Agreement between the Trust and UJB, is attached to this Proxy Statement as Attachment B and the description of the New Investment Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Attachment B.

     Under the Existing Investment Advisory Agreement, UJB shall not be liable for any error of judgment or mistake of law or for any loss suffered by the International Growth Fund in connection with the performance of its obligations under the Agreement or for the performance of its obligations by any Sub-Advisor or a loss resulting from UJB's wilful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Agreement except as otherwise provided by state law that may not be waived or altered contractually. UJB will be subject to the same standard of care under the New Investment Advisory Agreement.

     The continuance of the Existing Investment Advisory Agreement, after February 28, 1997, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the International Growth Fund, as defined in the 1940 Act. The Existing Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trust on not less than 60 days' written notice, or by UJB on 60 days' written notice to the Trust. The New Investment Advisory Agreement's approval and termination provisions in substance are identical to the those of the Existing Investment Advisory Agreement so the New Investment Advisory Agreement will have an initial term of two years from the date of execution.

     UJB is entitled to a fee, which is calculated and paid monthly, based on an annual rate of 1.00% of the Fund's average daily net assets. UJB will be entitled to receive the same fees under the New Investment Advisory Agreement, except that, if UJB continues to provide investment advisory services during any period between the Merger and entry into the New Investment Advisory Agreement, UJB will be entitled to receive its normal fee even if the Merger is determined to have caused termination of the Existing Investment Advisory Agreement. This provision should not have any material impact on the net asset value per share or expense ratio of the Fund because the Fund will continue to accrue for advisory fees at the current rate during any period between the Merger and entry into the New Investment Advisory Agreement.


     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.
                                                       ---

PROPOSAL 3:  APPROVAL OF WELLINGTON MANAGEMENT COMPANY AS SUB-ADVISOR TO THE
             INTERNATIONAL GROWTH FUND AND APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN WELLINGTON MANAGEMENT COMPANY AND UJB RELATING TO THE INTERNATIONAL GROWTH FUND.

     The Board of Trustees is recommending that Shareholders of the International Growth Fund approve the selection of WMC to serve as investment sub-advisor to that Fund after the Merger, and approve the New Investment Sub-Advisory Agreement between WMC and UJB. Other than the provision assuring continuity of compensation and the effective and termination dates, there are no material differences between the Existing and New Investment Sub-Advisory Agreements for the Fund. The Trustees believe that approval of the New Investment Sub-Advisory Agreement with WMC will provide the Fund with continuity of investment management services, and is in the best interest of the Shareholders of the Fund.

Description of the Existing Investment Sub-Advisory Agreement Between UJB and
WMC

     WMC currently serves as the sub-advisor to the International Growth Fund pursuant to the Existing Investment Sub-Advisory Agreement among UJB, WMC and the Trust dated April 28, 1995. Under the Existing Investment Sub-Advisory Agreement, WMC makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, UJB and the Trustees of the Trust. The Existing Investment Sub-Advisory Agreement was approved by the initial Shareholder of the Fund on April 27, 1995. The form of the New Investment Sub-Advisory Agreement among UJB, WMC and the Trust relating to the International Growth Fund is attached to this Proxy Statement as Attachment C and the description of the New Investment Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Attachment C.

     Under the Existing Investment Sub-Advisory Agreement, WMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any advisor in connection with the performance of its obligations under the Agreement, except a loss resulting from a breach of fiduciary duty with respect to compensation, or for a loss resulting from WMC's wilful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Agreement except as otherwise provided by state law that may not be waived or altered contractually. WMC will be subject to the same standard of care under the New Investment Sub-Advisory Agreement.

     The continuance of the Existing Investment Sub-Advisory Agreement, after February 28, 1997, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Fund, as defined in the 1940 Act.
The Existing Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or termination of the Existing Investment Advisory Agreement, and is terminable at any time without penalty by the Trust or UJB on not less than 60 days' written notice, or by WMC on 60 days' written notice to the Trust. The New Investment Sub-Advisory Agreement's approval and termination provisions are in substance identical to the those of the Existing Investment Sub-Advisory Agreement so the New Investment Sub-Advisory Agreement will have an initial term of two years from the date of execution.

     WMC is entitled to a fee, which shall be paid by UJB, for the services provided and expenses assumed by WMC. The sub-advisory fee, which is calculated daily and paid monthly, is based on an annual rate of .60% on the first $50 million, .45% on the next $100 million and .30% over $150 million of the Fund's average daily net assets. WMC will be entitled to receive the same fees under the New Investment Sub-Advisory Agreement, except that, if WMC continues to provide investment advisory services during any period between the Merger and entry into the New Investment Sub-Advisory Agreement, WMC will be entitled to receive its normal fee, even if it is determined that the Merger resulted in termination of the Existing Investment Sub-Advisory Agreement.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3.
                                                       ---

Information Regarding UJB and WMC

     For the Trust's fiscal year ended December 31, 1995, the following advisory fees were paid to (or waived by) the Advisor:

================================================================================
               Fund                  Fees Paid (000)       Fee Waivers (000)
                                     -------------------------------------------
                                          1995                   1995
--------------------------------------------------------------------------------

U.S. Treasury Securities Money
Market Fund                              $1,380                   $11
-------------------------------------------------------------------------------
Prime Obligation Money Market
Fund                                       $776                   $11
-------------------------------------------------------------------------------
Tax-Exempt Money Market Fund               $161                   $37
-------------------------------------------------------------------------------
Short-Term Investment Fund                 $136                   $53
-------------------------------------------------------------------------------
Fixed Income Fund                          $549                  $117
-------------------------------------------------------------------------------
New Jersey Municipal Securities
Fund                                        $69                  $214
-------------------------------------------------------------------------------
Intermediate-Term Government
Securities Fund                            $112                   $78
-------------------------------------------------------------------------------
Equity Value Fund                          $367                  $208
-------------------------------------------------------------------------------
Equity Income Fund                         $208                  $136
-------------------------------------------------------------------------------
Mid Cap Value Fund                         $191                  $130
-------------------------------------------------------------------------------
Balanced Growth Fund                       $167                  $115
-------------------------------------------------------------------------------
Pennsylvania Municipal Securities
Fund                                         $0                   $19
-------------------------------------------------------------------------------
GNMA Fund                                   $25                   $31
-------------------------------------------------------------------------------
U.S. Treasury Securities Plus
Money Market Fund                           $44                   $41
-------------------------------------------------------------------------------
International Growth Fund                   $41                   $25
===============================================================================

     UJB also serves as the Trust's custodian and receives a fee, calculated daily and paid monthly, at an annual rate of .025% for each Fund except for the International Growth Fund with respect to which the annual rate is .17%.

Information Regarding UJB and its Affiliates

     Financial Corp. commenced operations as a registered bank holding company on October 1, 1970. Through its wholly-owned subsidiary banks, UJB and First Valley Bank, Financial Corp. operated as of September 30, 1995, 290 banking offices located in New Jersey and eastern Pennsylvania. Both subsidiary banks are state-chartered banks and are engaged in a general banking business. They offer demand and interest bearing deposit accounts, make business, real estate, personal and installment loans and provide lease financing and trust fiduciary services. Financial Corp.'s non-bank subsidiaries are engaged primarily in discount brokerage, venture capital investment, commercial finance lending, lease financing and reinsuring credit life and disability insurance policies related to consumer loans made by the bank subsidiaries. At September 30, 1995, Financial Corp. had total consolidated assets of $15.5 billion, ranking it as the third largest New Jersey bank holding company.

     UJB was chartered in 1899 and has been exercising Trust powers and managing money since 1916. As of September 30, 1995, UJB operated 217 banking offices and had total assets of approximately $12.8 billion. UJB established the Investment Management Division in 1973 and, as of December 31, 1995, had total assets under management of approximately $4 billion. UJB does not manage any registered investment companies other than the Trust.

Listed below are the names and principal occupations of each director and the principal executive officer of the Advisor. The principal business address of each of these directors and the principal executive officer, as it relates to his or her duties at UJB, is 301 Carnegie Center, P.O. Box 2066, Princeton, NJ 08543-2066.

           Name                 Office or Title         Principal Occupation
           ----                 ---------------         --------------------

T. Joseph Semrod...........  Principal Executive     Chairman, President & CEO
                             Officer                 of UJB Financial Corp.

John G. Collins............  Director                Vice Chairman, UJB
                                                     Financial Corp.

Bjorn Ahlstrom.............  Director                Volvo North America
                                                     Corporation, Retired

Robert L. Boyle............  Director                William H. Hintelmann Firm

Barry D. Brown.............  Director                President, West Jersey
                                                     Health System

T.J. Dermot Dunphy.........  Director                President & CEO, Sealed
                                                     Air Corporation

Anne Evans Estabrook.......  Director                Owner, Elberon Development
                                                     Co.

Elinor J. Ferdon...........  Director                Vice President, Girl
                                                     Scouts of the USA

Samuel Gerstein, Esq.......  Director                Partner, Gerstein, Cohen &
                                                     Grayson

Richard H. Goldberger......  Director                Partner, Mid Investment
                                                     Company

Robert S. Hekemian.........  Director                Chairman & CEO, Hekemian &
                                                     Co., Inc.

Thomas C. Jamieson, Jr.,
 Esq.......................  Director                Chairman & President,
                                                     Jamieson, Moore, Peskin &
                                                     Spicer, PA

           Name                   Office or Title       Principal Occupation
           ----                   ---------------       --------------------

Vincent P. Langone.........  Director                Chairman, President & CEO,
                                                     Formica Corp.

Francis J. Mertz...........  Director                President, Farleigh
                                                     Dickinson University

George L. Miles, Jr........  Director                President & CEO, QED
                                                     Communications, Inc.

Bertram B. Miller..........  Director                President, B.B. Miller &
                                                     Company

Henry S. Patterson II......  Director                President, E'town
                                                     Corporation

Raymond Silverstein........  Director                Partner of Alloy,
                                                     Silverstein, Shapiro,
                                                     Adams, Mulford & Co.

Sylvester L. Sullivan......  Director                President, Car Rentals,
                                                     Inc.

Alexander Summer...........  Director                Chairman, Alexander Summer
                                                     Co.

Joseph M. Tabak............  Director                President & CEO, JPC
                                                     Enterprises, Inc.

Robert A. Woodruff.........  Director                President, Woodruff Oil
                                                     Company

   Summit is a registered bank holding company incorporated in 1973. Summit conducts its principal operations through its wholly-owned commercial bank subsidiary, Summit Bank, a New Jersey chartered commercial bank, a predecessor of which began operations in 1891. Summit Bank provides a broad range of commercial banking, retail banking, real estate, trust and other financial services through 90 branches located in 11 counties in northern and central New Jersey. At September 30, 1995 Summit had consolidated assets of $5.6 billion, as did Summit Bank.

Information Regarding WMC

   WMC, together with its predecessor organizations, has provided investment advisory services to investment companies since 1933 and to investment counseling clients (including employee benefit plans, endowments, foundations and other institutions and individuals) since 1960. WMC is a Massachusetts general partnership and has its principal office at 75 State Street, Boston, Massachusetts. The managing partners of WMC are Robert W. Doran, Duncan M. McFarland and John R. Ryan. Each is principally engaged in the investment management business.

   As of December 31, 1995, WMC had investment management authority with respect to approximately $109.2 billion of assets. WMC currently serves as investment advisor to the following investment companies with investment objectives similar to those of the International Growth Fund.

=====================================================================================
Investment Company           Net Assets                 Fee Payable
                             (as of December 31, 1995)
-------------------------------------------------------------------------------------

Galaxy International             $130,880,074           On First $ 50,000,000 0.5000%
Equity Fund                                             On Next  $ 50,000,000 0.3000%
                                                        Over     $100,000,000 0.2000%
-------------------------------------------------------------------------------------
Anchor Series Foreign            $ 53,648,656           On First $ 50,000,000 0.4000%
Securities                                              On Next  $100,000,000 0.2750%
                                                        On Next  $350,000,000 0.2000%
                                                        Over     $500,000,000 0.1500%
-------------------------------------------------------------------------------------
Hartford International           $686,465,201           On First $500,000,000 0.4000%
Opportunities Fund                                      On Next  $100,000,000 0.3000%
                                                        On Next  $350,000,000 0.2500%
                                                        Over     $500,000,000 0.2000%
-------------------------------------------------------------------------------------
Hartford International           $ 31,264,165           On First $500,000,000 0.4000%
Advisers Fund                                           On Next  $100,000,000 0.3000%
                                                        On Next  $350,000,000 0.2500%
                                                        Over     $500,000,000 0.2000%
=====================================================================================

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Portfolio Transactions

   For the Trust's fiscal year ended December 31, 1995, the Funds paid the following amounts in brokerage commissions to affiliates of the Funds.

=========================================================================================================
Fund                          Total           Amount Paid to      % of Aggregate          % of Aggregate
                              Brokerage       Affiliates of the   Brokerage               Dollar Amount
                              Commissions     Distributor         Commissions             of Transactions
                                                                  Paid to Affiliates      Involving
                                                                                          Payment of
                                                                                          Commissions
---------------------------------------------------------------------------------------------------------
U.S. Treasury Securities           N/A               N/A                  N/A                  N/A
Money Market Fund
---------------------------------------------------------------------------------------------------------
Prime Obligation Money             N/A               N/A                  N/A                  N/A
Market Fund
---------------------------------------------------------------------------------------------------------
Tax-Exempt Money                   N/A               N/A                  N/A                  N/A
Market Fund
---------------------------------------------------------------------------------------------------------
Short-Term Investment              N/A               N/A                  N/A                  N/A
Fund
---------------------------------------------------------------------------------------------------------
Fixed Income Fund                  N/A               N/A                  N/A                  N/A
---------------------------------------------------------------------------------------------------------
New Jersey Municipal               N/A               N/A                  N/A                  N/A
Securities Fund
---------------------------------------------------------------------------------------------------------

==========================================================================================================
Fund                           Total              Amount Paid to       % of Aggregate      % of Aggregate
                               Brokerage          Affiliates of the    Brokerage           Dollar Amount
                               Commissions        Distributor          Commissions         of Transactions
                                                                       Paid to Affiliates  Involving
                                                                                           Payment of
                                                                                           Commissions
----------------------------------------------------------------------------------------------------------
Intermediate-Term                  N/A                 N/A                  N/A                  N/A
Government Securities
Fund
----------------------------------------------------------------------------------------------------------
Equity Value Fund              $210,168.60           $13,100              6.23%                 .27%
----------------------------------------------------------------------------------------------------------
Equity Income Fund             $ 96,145.98           $750.00               .78%                 .26%
----------------------------------------------------------------------------------------------------------
Mid Cap Value Fund             $ 83,235.92           $660.00               .79%                 .40%
----------------------------------------------------------------------------------------------------------
Balanced Growth Fund           $ 35,559.65           $180.00               .51%                 .26%
----------------------------------------------------------------------------------------------------------
Pennsylvania Municipal             N/A                 N/A                  N/A                  N/A
Securities Fund
----------------------------------------------------------------------------------------------------------
GNMA Fund                          N/A                 N/A                  N/A                  N/A
----------------------------------------------------------------------------------------------------------
U.S. Treasury Securities           N/A                 N/A                  N/A                  N/A
Plus Money Market Fund
----------------------------------------------------------------------------------------------------------
International Growth Fund      $ 44,707.48             $0                    0                  .39%
==========================================================================================================

Beneficial Owners

To the knowledge of Trust Management, as of January 25, 1996, the following were beneficial owners of 5% or more of the outstanding Shares of any Fund.

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

U.S. Treasury Securities
  Money Market:

           Class A Shares
                             United Jersey Bank              380,667,224.68                     99.99%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Eugene W. Binkowski                 771,190.53                     23.19%
                             Harriet Binkowski JTTN
                             194 Wheaton Pl.
                             Rutherford, NJ 07070

                             Newark Beth Israel                  396,905.42                     11.93%
                             Medical Center
                             201 Lyons Avenue
                             Newark, NJ  07112

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

                             Investext Corp.                     450,876.84                     13.56%
                             545 Eighth Avenue
                             Suite 401
                             New York, NY 10018-4307

                             Bak A. Lum                          219,032.95                      6.59%
                             Employees Pension Plan
                             Harvey B. Fine Trustee
                             P.O. Box 1634
                             Linden, NJ  07086

                             Josefa Weitzman Fiedler             231,621.90                      6.96%
                             UJB Central c/o Insurance
                             Services Group
                             210 Main Street,
                             4th Floor
                             Hackensack, NJ 07601-7311

Prime Obligation Money
Market

           Class A Shares    United Jersey Bank              303,349,212.43                     99.03%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Medical Brokers, Inc.               901,037.88                     11.40%
                             Two Princess Road
                             Lawrenceville, NJ  08648

Tax-Exempt Money Market:

           Class A Shares    United Jersey Bank               64,234,915.80                     98.78%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Moe & Peter Kessler TTEES         1,216,654.84                     24.36%
                             Sylvia Kessler IRREV
                             INT-VIV Trust
                             FBO Sylvia Kessler
                             C/F Outwater Plastics
                             4 Passaic Street
                             Woodbridge, NJ 07075-1004

                             Ignazid Cangialosi                  302,684.91                      6.06%
                             417 Saddle Back Trail
                             Franklin Lakes, NJ 07417

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

                             Dominion Group                      301,722.89                      6.04%
                             7150 Hamilton Blvd.
                             Suite G227
                             Treslertown, PA 18087

                             Albert Kleinman                     338,611.42                      6.78%
                             153 Charlotte PL
                             Englewood
                             Cliffs, NJ  07632
Short-Term Investment:

           Class A Shares    United Jersey Bank               2,385,376.922                     77.50%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Yuet K. Chan-Li &                   32,217.502                     15.64%
                             Bun Kai Chan JTTN
                             11 Elsworth Drive
                             Robbinsville, NJ 08691

                             Albert S. Bendelac                  20,826.261                     10.11%
                             370 S. Stanworth Drive
                             Princeton, NJ 08540

                             Young I. Chung                      14,105.089                      6.85%
                             8 Lenape Lane
                             Princeton Junction, NJ 08540

                             Val L. Fitch                        11,940.938                      5.80%
                             292 Hartley Avenue
                             Princeton, NJ 08550

Fixed Income:

           Class A Shares    United Jersey Bank               9,424,700.698                     86.66%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

New Jersey Municipal
   Securities:

           Class A Shares    United Jersey Bank                 891,747.197                     35.10%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                 208,624.671                      8.21%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

Intermediate Term
Government
  Securities:

           Class A Shares    United Jersey Bank               1,870,707.662                     65.09%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                 502,336.798                     17.48%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

Equity Value:

           Class A Shares    United Jersey Bank               6,297,372.322                     94.99%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Marta L. Branca                     37,902.795                      6.17%
                             595 Ridgewood Avenue
                             Glen Ridge, NJ 07028

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

Equity Income:

           Class A Shares    United Jersey Bank               3,029,686.831                     88.55%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    P.K. Sharma                         39,376.855                      5.09%
                             28 Laurie Dr.
                             Englewood, NJ 07632

Mid Cap Value:

           Class A Shares    United Jersey Bank               3,245,782.546                     94.61%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

International Growth:

           Class A Shares    United Jersey Bank                 454,078.172                     47.20%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                 436,946.186                     45.42%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    P.K. Sharma                         13,600.049                     21.35%
                             28 Laurie Drive
                             Englewood Cliffs, NJ
                             07632-2222

                             Shan Tao Tang                        3,698.115                      5.80%
                             3031 Edwin Avenue
                             Apt. 2-A
                             Fort Lee, NJ 07024
Balanced Growth:

           Class A Shares    United Jersey Bank               2,628,737.774                     94.92%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                 140,338.52                       5.07%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

Pennsylvania Municipal
Securities:

           Class A Shares    United Jersey Bank                 317,565.209                     95.33%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    George A. Warner &                   2,436.647                      9.25%
                             D. Lorraine Warner JTEN
                             14 Shagbark Ct. W
                             Harleysville,PA 19438

                             Margaret A. Wernett                  9,262.014                     35.16%
                             16 1/2 Third Avenue
                             Lehighton, PA 18235

                             Rose M. Lutinsky                     2,076.824                      7.88%
                             916 South Street
                             Freeland, PA 18224

                             James Dalsasso &                     2,168.218                      8.23%
                             Barbara N. Dalsasso JTEN
                             1934 Windsor Road
                             Bethlehem, PA 18017

                             Peter W. Petrocko                    5,402.537                     20.57%
                             508 12th Avenue
                             Bethlehem, PA 18018

GNMA:

           Class A Shares    United Jersey Bank                 132,047.133                     15.04%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

U.S. Treasury Plus
  Money Market:

           Class A Shares    Integrity Insurance Co.          3,900,000.00                       5.30%
                             In liquidation
                             Dorinco Reinsurance
                             Attn: John J. Sullivan
                             49 E. Midland Avenue
                             Paramus, NJ 07652-2916


   As of January 25, 1996, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding Shares of the Trust.

Submission of Shareholder Proposals

   As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to be considered to the Trust within a reasonable time in advance of any such meeting for inclusion in the Trust's proxy statement and form of proxy for such meeting. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Trustee from office, and if such a request is made, the Trust will assist with shareholder communications in connection with the meeting.

Required Vote

   Approval of each Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of a Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

   Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions and "broker non-votes" will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal to which it relates.



Distribution

   SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI Corporation, 680 East Swedesford Road, Wayne, PA 19087, acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated February 28, 1992, between the Trust and SFS.

Adjournment

   In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by UJB.

Other Matters

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       RICHARD W. GRANT
                       Secretary


Dated: February 9, 1996

                                                                    ATTACHMENT A

                               THE PILLAR FUNDS
                         INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this __th day of ________, 1996, by and between The Pillar Funds, a Massachusetts business trust (the "Trust"), and the Summit Bank Investment Management Division, a division of Summit Bank, (the "Adviser").

      WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Trust has retained SEI Financial Management Corporation (the "Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

      WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, GNMA, Equity Value Equity Income, Mid Cap Value and Balanced Growth Portfolios and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

      NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

     1. Duties of Adviser. The Trust employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Portfolios, to determine in its discretion the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adminstrator and to the Trust's Officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.

          The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectuses and statement of additional information as amended from time to time, and applicable laws and regulations.

          The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Trust's prospectus and statement of additional information from time to time. The Adviser will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

          It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934.

     3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved. Should it be determined that the Investment Advisory Agreement between the Trust and the Adviser dated February 28, 1992, terminated as a result of the assignment thereof prior to the effective date of this Agreement, compensation hereunder shall commence as of the date of such termination.

          All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     4. Other Expenses. The Adviser shall pay all expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, and sales literature to prospective clients to the extent these expenses are not borne by the Trust under a distribution plan adopted pursuant to Rule 12b-1.

     5. Excess Expenses. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

          However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

     6. Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     7. Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     8. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

     9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

     10. Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

     11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

          This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

          As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange

          Commission under said Act.

     12. Amendment. The terms or provisions of this Agreement may be amended, modified or waived in writing if such amendment, modification or waiver is approved by the affirmative vote or action by written consent of the Board of Trustees of the Trust and by the Adviser in accordance with the Investment Company Act of 1940; provided, that an amendment, modification or waiver shall also be approved by the shareholders of the Trust if shareholder approval is required by the Investment Company Act of 1940 and the rules and regulations thereunder.

     13. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 680 East Swedesford Road, Wayne, PA and if to the Adviser at 210 Main Street, Hackensack, NJ 07601.

     14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15. Governing Law. This Agreement shall be construed in accordance with laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

The Pillar Funds               Summit Bank Investment Management Division, a
                               division of Summit Bank

By:                            By:
   -----------------------        ------------------------------------
--------------------

                                  Schedule A
                                    to the
                         Investment Advisory Agreement
                                    between
                               The Pillar Funds
                                      and
                  Summit Bank Investment Management Division,
                           a division of Summit Bank


Pursuant to Article 3, the Trust shall pay the Advisor compensation at an annual rate as follows:

              Portfolio                       Fee (in basis points)
U.S. Treasury Securities Money Market                                     .35%
U.S. Treasury Securities Plus Money Market                                .15%
Prime Obligation Money Market                                             .35%
Tax-Exempt Money Market                                                   .35%

Short-Term Investment                                                     .60%
Fixed Income                                                              .60%
New Jersey Municipal Securities                                           .60%
Pennsylvania Municipal Securities                                         .60%
Intermediate-Term Government Securities                                   .60%
GNMA                                                                      .60%

Equity Value                                                              .75%
Equity Income                                                             .75%
Mid Cap Value                                                             .75%
Balanced Growth                                                           .75%

                                                      ATTACHMENT B

                               THE PILLAR FUNDS
                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this __ day of _____ 1996, by and between The Pillar Funds, a Massachusetts business trust (the "Trust"), and Summit Bank Investment Management Division, a division of Summit Bank, (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

     WHEREAS, the Trust has retained SEI Financial Management Corporation (the "Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services with respect to its International Growth Portfolio and such other portfolios as the Trust and the Adviser may hereafter agree upon from time to time (the "Portfolios"), and the Adviser is willing to render such services;

     NOW, THEREFORE, in consideration of mutual covenants herein contained, and intending to be legally bound, the parties hereto agree as follows:

     1. Appointment and Duties of Adviser. The Trust hereby appoints the Adviser to provide investment advisory services to the Portfolio for the period and on the terms set forth in this Agreement.

          A. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In the event that the Trust establishes one or more additional portfolios in the future with respect to which it desires that the Adviser furnish investment advisory services hereunder, the Trust so shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement, it shall notify the Trust in writing whereupon such portfolio shall become a Portfolio hereunder and shall be subject to the provisions of this Agreement to the same extent as the Portfolio named above in the recitals except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser) are modified with respect to such Portfolio in writing by Trust and the Adviser.

          B. Subject to supervision by the Trust's Board of Trustees, the Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's Prospectus (such Prospectus and the Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following:

          (1) The Adviser shall determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

          (2) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the

               Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

          The Adviser agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

          C. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that any person providing investment advisory services to the Portfolio shall be approved in accordance with the provisions of the 1940 Act. Each such sub-adviser is hereinafter referred to as a "Sub-Adviser".

          Notwithstanding the approval of any such Sub-Adviser(s), however, in carrying out its obligations hereunder the Adviser shall in all events:

          (a) determine, either in its sole discretion or jointly with the Sub-Adviser(s), country and regional investment allocation guidelines for the Portfolio, as well as investment hedging guidelines, if any;

          (b) establish and monitor general investment criteria and policies for the Portfolio;

          (c) review investments in the Portfolio on a periodic basis for compliance with the Portfolio's investment objective, policies and restrictions as stated in the Prospectus;

          (d) review on a periodic basis the policies established by the Sub-Adviser(s) for the Portfolio with respect to the placement of orders for the purchase and sale of portfolio securities;

          (e) review, monitor, analyze and report to the Board of Trustees on the performance of the Sub-Adviser(s);

          (f) furnish to the Board of Trustees or the Sub-Adviser(s), reports, statistics and economic information as may be requested; and

          (g) recommend, either in its sole discretion or in conjunction with the Sub-Adviser(s), potential changes in investment policy.

     2. Portfolio Transactions. The Adviser shall place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement and Prospectus or as the Board of Trustees may direct from time to time, in conformity with federal securities laws. In providing the Portfolio with investment advisory services, the Adviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that it is desirable for the Portfolio that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser (or a Sub-Adviser) in connection with the Adviser's (or Sub-Adviser's) services to other clients.

          On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Portfolio and to such other clients.

     3. Compensation of the Adviser. For the services rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, an advisory fee at an annual rate of 1.00% of the Portfolio's average daily net assets. The fee shall be computed daily and paid to the Adviser monthly. Should it be determined that the Investment Advisory Agreement between the Trust and the Adviser dated April 28, 1995, terminated as a result of the assignment thereof prior to the effective date of this Agreement, compensation hereunder shall commence as of the date of such termination.

          All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     4. Other Expenses. The Adviser shall pay all expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, and sales literature to prospective clients to the extent these expenses are not borne by the Trust under a distribution plan adopted pursuant to Rule 12b-1.

     5. Excess Expenses. If the expenses for the Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares of the Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost.

          However, the Adviser shall not bear expenses of the Portfolio which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

     6. Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     7. Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     8. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered promptly to the Trust on request.

     9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission by the Adviser or by any Sub-Adviser in carrying out its duties hereunder or under any sub-investment advisory agreement, except a loss resulting from the Adviser's own willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard by the Adviser of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby, (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents (but not the Sub-Adviser) of the Adviser as well as that corporation itself).

     10. Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

     11. Duration and Termination. This Agreement shall become effective as of the date hereof with respect to the Portfolio listed in the recitals, and with respect to any additional Portfolio added pursuant to Section 1 hereof, on the date of receipt by the Trust of notice from the Adviser in accordance with said Section that the Adviser is willing to serve as Investment adviser with respect to such Portfolio, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1 hereof) has been approved by the shareholders of the Portfolio in accordance with the requirements of the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect with respect to each Portfolio until ________, 1998. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular Portfolio for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cash in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio; provided, however, that if the Shareholders of the Portfolio fail to approve the continuation of its Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

          As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     12. Amendment. The terms or provisions of this Agreement may be amended, modified or waived in writing if such amendment, modification or waiver is approved by the affirmative vote or action by written consent of the Board of Trustees of the Trust and by the Adviser in accordance with the 1940 Act; provided, that an amendment, modification or waiver shall also be approved by the shareholders of the Trust if shareholder approval is required by the 1940 Act and the rules and regulations thereunder.


     13. Notice. Any notice required or permitted to be given by either party to the other shall be delivered or mailed: if to the Trust, at 680 East Swedesford Road, Wayne, PA 19087, and if to the Adviser at 210 Main Street, Hackensack, NJ 07601. Either party may change its address for notices hereunder by giving notice of such change to the other party in - accordance with this Section 13.

     14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15. Governing Law. This Agreement shall be construed in accordance with laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

The Pillar Funds                       Summit Bank Investment Management
                                       Division, a division of Summit Bank

By:                                    By:

-----------------------------          -----------------------------

                                                                    ATTACHMENT C
                               THE PILLAR FUNDS
                       INVESTMENT SUB-ADVISORY AGREEMENT

       AGREEMENT made this _____day of ________, 1996, by and among Summit Bank Investment Management Division, a division of Summit Bank, (the "Adviser"), Wellington Management Company, a Massachusetts general partnership (the "Sub-Adviser") and The Pillar Funds, a Massachusetts business trust (the "Trust").

       WHEREAS, the Trust is registered as an open-end management investment company under the investment Company Act of 1940, as amended (the"1940 Act"); and

       WHEREAS, the Adviser has entered into an Investment Advisory Agreement of even date herewith (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as Investment adviser to the International Growth Portfolio (the "Portfolio"); and

       WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide Investment sub-advisory services to the Trust in connection with the management of the Portfolio and such other portfolios as the Trust, the Adviser and the Sub-Adviser may agree upon by written addenda to this Agreement, and the Sub-Adviser is willing to render such investment advisory services.

       NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound, the parties hereto agree as follows:

1.(a) Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's Prospectus (such Prospectus and the Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following:

       (1) The Sub-Adviser shall determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

       (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust and By-Laws (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

       (3) The Sub-Adviser shall place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Portfolio with Investment sub-advisory services, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Portfolio that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

               On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Portfolio and to such other clients.

       (4) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs
            (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request.

       (5) The Sub-Adviser shall provide the Portfolio's Custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

       (6) The investment sub-advisory services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

       (7) The Sub-Adviser shall provide such reports and data in hard copy and machine readable form as are requested by the Adviser and which are consistent with the Sub-Adviser's normal data production capabilities.

       (8) The Sub-Adviser shall prepare a quarterly broker security transaction summary and monthly security transaction listing for the Portfolio.

       (9) Unless the Board of Trustees of the Trust or the Adviser directs otherwise in a particular instance or generally, the Sub-Adviser shall take reasonable measures to vote, give and withhold consents with respect to, and take all other similar actions relating to, the securities and other investments owned by the Portfolio.

       (10) The Sub-Adviser shall report regularly to the Adviser and shall make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees of the Trust the management of the Portfolio, including, without limitation, review of the general investment strategy of the Portfolio, the performance of the Portfolio in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and shall provide various other reports from time to time as reasonably requested by the Adviser.

       (11) The Sub-Adviser shall treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceeding for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

  (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

  (c) The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser shall surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. For all purposes of this Agreement the Sub-Adviser shall be deemed to be an independent contractor, and shall have no authority to act as agent for the Adviser or the Trust in any manner or in any respect.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and shall deliver to it all future amendments and supplements, if any:

       (a) The Trust's Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

       (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

       (c) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Adviser and the Sub-Adviser with respect to the Portfolio, and approving the form of this Agreement;

       (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Portfolio and shares of the Portfolio, and all amendments thereto;

       (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission, and all amendments thereto; and

       (f)  Prospectus(es) of the Portfolio.

4. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Portfolio. For the services provided and the expense assumed by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at an annual rate of .60% on the first $50 million, .45% on the next $100 million and .30% over $150 million of the Portfolio's average daily net assets. This fee shall be computed daily and paid to the Sub-Adviser monthly. The Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee. Should it be determined that the Investment Sub-Advisory Agreement among the Trust, the Adviser and the Sub-Adviser dated April 28, 1995, terminated as a result of termination of the Advisory Agreement of the same date prior to the effective date of this Agreement, compensation hereunder shall commence as of the date of such termination.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall become effective as of the date hereof with respect to the Portfolio and, unless sooner terminated as provided herein, shall continue in effect with respect to the Portfolio until ________, 1998. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to the Portfolio for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that if the shareholders of the Portfolio fail to approve the continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted under the 1940 Act and the rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

       Notwithstanding the foregoing, this Agreement may be terminated as to the Portfolio at any time, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding securities of the Portfolio), by the Adviser, or by the Sub-Adviser on sixty days' written notice to each of the other parities hereto. This Agreement shall terminate automatically and immediately in the event of its assignment, and shall also terminate automatically and immediately upon the termination of the Advisory Agreement.

       As used in this Section 6, the terms "assignment," "interested persons" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. As long as the services to the Adviser and the Trust under this Agreement are not impaired, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspect of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Trust agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Portfolio or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Trust agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

9. The terms or provisions of this Agreement may be amended, modified or waived in writing if such amendment, modification or waiver is approved by the affirmation vote or action by written consent of the Board of Trustees of the Trust and by the Adviser and Sub-Adviser in accordance with the 1940 Act; provided, that an amendment, modification or waiver shall also be approved by the shareholders of the Trust if shareholder approval is required by the 1940 Act and the rules and regulations thereunder.

10. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11. This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the services to be provided by the Sub-Adviser, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

       To the Adviser at:
       Summit Bank
       210 Main Street
       Hackensack, NJ 07601
       Attention: President

       To the Sub-Adviser at:
       Wellington Management Company
       75 State Street
       Boston, MA 02109
       Attention: Legal Department

       To the Trust or the Portfolio at:
       The Pillar Funds
       c/o SEI Corporation
       680 East Swedesford Road
       Wayne, PA 19087
       Attention: Legal Department

       Any party may change its address for notices, advices or reports hereunder by giving notice of such change to the other parties in accordance with this Section 13.

14. When the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

       A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Portfolio of the Trust. No portfolio of the Trust shall be liable for any other portfolio of the Trust. Without limiting the generality of the foregoing, the Sub-Adviser shall look only to the assets of the Portfolio for payment of fees for services rendered to the Portfolio.

In the event that there is a change in the partners of the Sub-Adviser, the Sub-Adviser shall notify the Adviser and the Trust within a reasonable period of time.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


Summit Bank Investment Management            Wellington Management Company
Division, a division of Summit Bank

By:                                              By:
   --------------------------                       --------------------------

Title:                                           Title:
      -----------------------                          -----------------------


The Pillar Funds

By:
   --------------------------

Title:
      -----------------------